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                  SUPPLEMENT DATED MARCH 27, 1996
    TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 8, 1996
                      OF COMMON SENSE(R) TRUST
                   Common Sense(R) II Growth Fund
             Common Sense(R) II Growth and Income Fund
                 Common Sense(R) II Government Fund
               Common Sense(R) II Emerging Growth Fund
            Common Sense(R) II International Equity Fund

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The following replaces the first two sentences of the third paragraph under
"OTHER INFORMATION - Performance Information":


     The overall total return for the Growth Fund, the Growth and Income Fund and the Government Fund (computed in the manner described in the Prospectus) for Class A shares for the one-year and one-year-and-six-months periods ended October 31, 1995 was $22.44, $20.20 and $11.20; and $15.03, $12.74 and $6.24, respectively. The overall total return for the Growth Fund, the Growth and Income Fund and the Government Fund (computed in the manner described in the Prospectus) for Class B shares for the one-year and one-year-and-six-months periods ended October 31, 1995 was $21.50, $19.19 and $10.42; and $14.18; $11.91 and $5.52, respectively.